Exhibit 10.4

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of September 30, 2008 is among LEGGETT & PLATT, INCORPORATED, a Missouri corporation (the “Borrower”), the lenders party hereto and JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”).

The Borrower, the Administrative Agent and certain lenders have entered into that certain Credit Agreement dated as of August 5, 2005 which was amended by that certain First Amendment to Credit Agreement dated as of July 31, 2006 and that certain Second Amendment to Credit Agreement dated as of May 1, 2007 (as amended, the “Agreement” and capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby).

Pursuant to the Assignment and Assumption Agreement dated the dates described in the table below in the column entitled “Date”, certain lenders identified in the table below as the “Assignor” have assigned all or a portion of their respective right, title and interest in and to the Agreement to the parties listed as “Assignee” in the table below:

Date	Assignor	Assignee
May 1, 2007	Barclays Bank PLC	JPMorgan Chase Bank, N.A.
February 22, 2008	The Bank of New York	Comerica Bank
February 22, 2008	Bank of America, N.A.	Bank of Tokyo-Mitsubishi UFJ, Ltd.
April 10, 2008	HSBC Bank USA National Association	ABN Amro Bank N.V.
April 10, 2008	BNP Paribas	ABN Amro Bank N.V.
April 10, 2008	BNP Paribas	Arvest Bank

The Borrower, the Administrative Agent and the lenders party hereto now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1.

Amendments

Section 1.1. Amendments to Section 2.06(b). The last sentence of Section 2. 6(b) of the Agreement is amended in its entirety as follows:

A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension: (i) the total Revolving Exposures shall not exceed the total Commitments, (ii) no Lender’s Revolving Exposures shall exceed such Lender’s Commitment; (iii) the Outstanding Credit shall not exceed the total Commitments; and (iv) the LC Exposure shall not exceed $250,000,000.

THIRD AMENDMENT TO CREDIT AGREEMENT, Page 1

ARTICLE 2.

Miscellaneous

Section 2.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Lenders and the Administrative Agent agree that this Amendment is a Loan Document as such term is defined in the Agreement and the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 2.2. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) after giving effect to this Amendment, no Default exists; (b) after giving effect to this Amendment, the representations and warranties set forth in the Agreement are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, (i) are within the legal power and authority of the Borrower, (ii) have been duly authorized by all requisite actions, (iii) do not and will not conflict with, contravene or violate any provision of or result in a breach of or default under, or require the waiver (not already obtained) of any provision of, or the consent (not already given) of any Person under the terms of the Borrower’s articles of incorporation or by laws, or any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Borrower is a party or by which it is bound or to which any of its properties are subject, (iv) will not violate, conflict with, give rise to any liability under, or constitute a default under any law, regulation, order (including, without limitation, all applicable state and federal securities laws) or any other requirement of any court, tribunal, arbitrator, or Governmental Authority, and (v) will not result in the creation, imposition, or acceleration of any indebtedness or tax or any mortgage, lien, reservation, covenant, restriction, or other encumbrance of any nature upon, or with respect to, the Borrower or any of its properties; (d) this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms; and (e) the execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require any action, approval or consent of, or filing with, any Governmental Authority. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender nor any closing shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 2.3. Reference to Agreement. All agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms of the Agreement, including each Loan Document, are hereby amended so that any reference in such agreements, documents, or instruments to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 2.4. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender. Any assignment in violation of this Section 2.4 shall be void.

THIRD AMENDMENT TO CREDIT AGREEMENT, Page 2

Section 2.5. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 2.6. Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 2.7. Severabilitv. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

Section 2.8. Governing Law. This Amendment is governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

Section 2.9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 2.10. MISSOURI STATUTORY NOTICE. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR(s)) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Section 2.11. Effectiveness; Required Lenders. This Amendment shall be effective when the Administrative Agent shall have received from the Borrower and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. Pursuant to Section 8.02(b) of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means, at any time, Lenders having Revolving Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Exposures and unused Commitments at such time (such percentage applicable to a Lender, herein such Lender’s “Required Lender Percentage”). For purposes of determining the effectiveness of this Amendment, each Lender’s Required Lender Percentage is set forth on Schedule 2.11 hereto.

THIRD AMENDMENT TO CREDIT AGREEMENT, Page 3

Executed as of the date first written above.

LEGGETT & PLATT, INCORPORATED

By:	/S/ SHERI L. MOSSBECK
Sheri L. Mossbeck, Vice President and Treasurer

By:	/S/ MATTHEW C. FLANIGAN
Matthew C. Flanigan, Chief Financial Officer and Senior Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By:	/S/ DAVID L. HOWARD
David L. Howard, Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/S/ MARK S. SUPPLE
Name:	Mark S. Supple
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/S/ DAVID L. MCCAULEY
Name:	David L. McCauley
Title:	Senior Vice President

COMERICA BANK

By:	/S/ MARK J. LEVEILLE
Name:	Mark J. Leveille
Title:	Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT, Page 4

SUNTRUST BANK

By:
Name:
Title:

TORONTO DOMINION (TEXAS) LLC

By:	/S/ DEBBI L. BRITO
Name:	Debbi L. Brito
Title:	Authorized Signatory

UMB BANK N.A.

By:	/S/ DAVID A. PROFFITT
Name:	David A. Proffitt
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/S/ JOHN EYERMAN
Name:	John Eyerman
Title:	Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/S/ JOSEPH GIAMPETRONI
Name:	Joseph Giampetroni
Title:	Senior Vice President

ARVEST BANK

By:	/S/ DOUG DOLL
Name:	Doug Doll
Title:	President / CEO

THIRD AMENDMENT TO CREDIT AGREEMENT, Page 5

BANK OF CHINA, NEW YORK BRANCH

By:	/S/ WILLIAM WARREN SMITH
Name:	William Warren Smith
Title:	Chief Lending Officer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/S/ D. BARNELL
Name:	D. Barnell
Title:	V.P. & Manager

ABN AMRO BANK N.V.

By:	/S/ LINDA TALIANI
Name:	Linda Taliani
Title:	SVP

By:	/S/ R. E. O’CONNELL
Name:	R. E. O’Connell
Title:	Managing Director

HSBC BANK USA NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

THIRD AMENDMENT TO CREDIT AGREEMENT, Page 6

BNP PARIBAS

By:	/S/ SIMONE G. VINOCOUR MCKEEVER
Name:	Simone G. Vinocour McKeever
Title:	Director

LASALLE BANK NATIONAL ASSOCIATION

By:	/S/ DAVID L. MCCAULEY
Name:	David L. McCauley
Title:	Senior Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT, Page 7

SCHEDULE 2.11

TO

LEGGETT & PLATT, INCORPORATED

THIRD AMENDMENT

TO

CREDIT AGREEMENT

COMMITMENTS

Lender	Commitment	Required Lender Percentage Held	Lenders Agreeing to Amendment (insert % from prior column if Lender signs this Amendment then total percentages in this column)
JPMorgan Chase Bank, N.A.	$70,000,000.00	11.666666667%	11.666666667%
Wachovia Bank, N.A.	$70,000,000.00	11.666666667%	11.666666667%
U.S. Bank National Association	$50,000,000.00	8.333333333%	8.333333333%
Wells Fargo Bank, National Association	$50,000,000.00	8.333333333%	8.333333333%
Bank of America, N.A.	$40,000,000.00	6.666666667%	6.666666667%
SunTrust Bank	$40,000,000.00	6.666666667%	—
Toronto Dominion (Texas) LLC	$40,000,000.00	6.666666667%	6.666666667%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$40,000,000.00	6.666666667%	6.666666667%
ABN AMRO BANK N.V.	$35,000,000.00	5.833333333%	5.833333333%
Comerica	$30,000,000.00	5.000000000%	5.000000000%
UMB Bank	$30,000,000.00	5.000000000%	5.000000000%
Arvest Bank	$25,000,000.00	4.166666667%	4.166666667%
LaSalle Bank National Association	$25,000,000.00	4.166666667%	4.166666667%
BNP Paribas	$20,000,000.00	3.333333333%	3.333333333%
HSBC Bank USA National Association	$20,000,000.00	3.333333333%	—
Bank of China, New York Branch	$15,000,000.00	2.500000000%	2.500000000%

Total	$600,000,000.00	100.00%	90.00%

Schedule 2.11 to THIRD AMENDMENT TO CREDIT AGREEMENT, Solo Page